SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2004
                                                         -----------------


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    333-104244               32-0061893
----------------------------          -------------       ----------------------
(State or other jurisdiction          (File Number)          (I.R.S. Employer
     of incorporation)                                    identification number)


         2800 West March Lane, Suite 120, Stockton, California 95219
         -----------------------------------------------------------
             (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))


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

Item 8.01.  Other Events
            ------------

            On September 3, 2004, Registrant issued a press release announcing the appointment of Farrell Griswold as Vice President and Business Development Officer of Registrant's subsidiary, Service 1st Bank.

            The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.   Financial Statements
                 --------------------

                 Not Applicable.

            b.   Pro Forma Financial Information
                 -------------------------------

                 Not Applicable.

            c.   Exhibits
                 --------

                 (99.1)  Press Release dated September 3, 2004


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 3, 2004

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    -----------------------
    Robert E. Bloch
    Chief Financial Officer

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number                    Description                        Page Number
--------------                    -----------                        -----------

     99.1               Press Release dated September 3, 2004             5


                                  Page 4 of 5